                                  EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 26, 1998 relating to the financial statements of Jack of All Games, Inc. which appears in Take-Two Interactive Software, Inc.'s Annual Report on Form 10-K for the year ended October 31, 1999.



                                        /s/ Aronowitz, Chaiken & Hardesty, LLP
                                           Certified Public Accountants

Cincinnati, Ohio
September 7, 2000